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                           NUVEEN DEFINED PORTFOLIOS
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Supplement to the Prospectus

     John Nuveen & Co. Incorporated (the "Sponsor") has made substantial enhancements to the volume incentive program for dealer firms currently described in the prospectus for the Trust. Accordingly, the following information replaces any discussion of volume incentives contained in the prospectus:

     Volume incentives can be earned as a marketing allowance by eligible dealer firms who reach cumulative firm sales or sales arrangement levels of a specified dollar amount of Nuveen unit trusts (other than any series of the Nuveen-The Dow 5SM Portfolios and Nuveen-The Dow 10SM Portfolios) sold in the primary or secondary market during any quarter as set forth in the table below. Eligible dealer firms are dealers that are providing marketing support for Nuveen unit trusts in the form of 1) distributing or permitting the distribution of marketing materials and other product information, 2) providing Nuveen representatives access to the dealer's branch offices, and 3) generally facilitating the placement of orders by the dealer's registered representatives such as putting Nuveen unit trusts on their order entry screens. Eligible firms will not include firms that solely provide clearing services to broker/dealer firms. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all units sold over the current and three previous quarters (the "Measuring Period") is aggregated. The volume incentive received by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

     Total dollar amount sold
     over Measuring Period              Volume Incentives
     ---------------------              -----------------

     $ 5,000,000 to $9,999,999          0.10% of current quarter sales
     $10,000,000 to $19,999,999         0.125% of current quarter sales
     $20,000,000 to $49,999,999         0.1375% of current quarter sales
     $50,000,000 or more                0.15% of current quarter sales

     Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.


November 9, 1998